UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 20, 2009

NORDSTROM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On May 20, 2009, Nordstrom, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and J.P. Morgan Securities, Inc. as representatives of the several underwriters therein (collectively, the “Underwriters”) providing for the offer and sale by the Company of $400,000,000 aggregate principal amount of 6.75% Notes due 2014 (the “Notes”). The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s effective Registration Statement on Form S-3 (Reg. No. 333-147664) and the Prospectus included therein (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 28, 2007.
     The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.
     The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. Certain of the Underwriters and their related entities have engaged and may engage in various financial advisory, commercial banking and investment banking transactions with the Company in the ordinary course of their business, for which they have received, or will receive, customary compensation and expense reimbursement.
ITEM 8.01 OTHER EVENTS.
     On May 26, 2009, the Company completed the sale of $400,000,000 aggregate principal amount of Notes. The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Reg. No. 333-147664), and the Prospectus Supplement relating thereto dated May 20, 2009 and filed with the Commission pursuant to Rule 424(b)(5) promulgated under the Securities Act on May 21, 2009.
     The Notes were issued under an Indenture dated December 3, 2007 between the Company and Wells Fargo Bank, National Association, as Trustee, in the form attached to the Registration Statement as Exhibit 4.1 thereto. The form of Notes is attached hereto as Exhibit 4.1 and it is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No 333-147664) filed by Nordstrom, Inc. with the Securities and Exchange Commission on November 28, 2007. This Current Report is being filed in connection with the offer and sale of the Notes and to file with the Securities and Exchange Commission the documents and instruments attached hereto as exhibits.
     (d) Exhibits

Exhibit
Number	Description
1.1	Underwriting Agreement dated May 20, 2009, by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities, Inc., as representatives of the several underwriters of the Notes.

4.1	Form of 6.75% Note due June 2014.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: May 26, 2009.

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement dated May 20, 2009, by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities, Inc., as representatives of the several underwriters of the Notes.

4.1	Form of 6.75% Note due June 2014.

4